Exhibit 99.2

1900 Crystal Drive Rendering (North Tower in Foreground) INVESTOR PRESENTATION MAY 2021

DISCLOSURES FORWARD-LOOKING STATEMENTS Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results of JBG SMITH Properties (“JBG SMITH”, the “Company”, “we”, “us”, “our” or similar terms) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximate”, “hypothetical”, “potential”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this Investor Presentation. Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on our financial condition, results of operations, cash flows, liquidity, performance, tenants, the real estate market and the global economy and financial markets. The extent to which the COVID-19 pandemic continues to impact us and our tenants depends on future developments, many of which are highly uncertain and cannot be predicted with confidence, including the scope, severity, and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, the direct and indirect economic effects of the pandemic and containment measures, and whether the residential market in the Washington, DC region and any of our properties will be materially impacted by the expiration of various moratoriums on residential evictions, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. We also note the following may impact our forward-looking statements: the impact of COVID-19 and the ensuing economic turmoil on our Company, net operating income, same store net operating income, net asset value, stock price, occupancy rates, revenue from our multifamily and commercial portfolios, operating costs, deferrals of rent, uncollectable operating lease receivables, parking revenue, and burn-off of rent abatement; the impact of disruptions to the credit and capital markets on our ability to access capital, including refinancing maturing debt; changes to the amount and manner in which tenants use space; whether we will harvest the anticipated value of our development pipeline; whether we incur additional costs or make additional concessions or offer other incentives to existing or prospective tenants to reconfigure space; whether the Washington, DC region will be more resilient than other parts of the country in any recession resulting from COVID-19 and whether DC metro asking rents will be more resilient than those in other gateway markets; our annual dividend per share and dividend yield; annualized net operating income; whether our future capital recycling efforts will be successful and will be at or above NAV; in the case of our under-construction assets, estimated square feet, estimated number of units and in the case of our near-term and future development assets, estimated potential development density; expected key Amazon.com, Inc. (“Amazon“) transaction terms and timeframes for closing any Amazon transactions not yet closed; the amount and timing of planned infrastructure and education improvements related to Amazon’s additional headquarters and the Virginia Tech Innovation Campus; the economic impact and job growth of Amazon’s additional headquarters on the DC region and National Landing; the impact of our role as the exclusive developer, property manager and retail leasing agent in connection with Amazon’s new headquarters; our development plans related to Amazon’s additional headquarters; whether our plans related to our investment in 5G wireless spectrum across National Landing will be a significant demand catalyst; whether our target markets continue to be fast-growing; whether future supply or construction delays will inhibit our ability to time new multifamily deliveries to meet market demand; whether Amazon will have a similar growth impact on National Landing as in Seattle; and whether National Landing will experience the “Major Milestones“ on the timing discussed or at all; whether anticipated near-term net operating income contributions, anticipated resiliency of the DC area and our contemplated shift to multifamily will be realized and, if realized, will have a positive impact on our stock price; whether any of our tenants succeed in obtaining government assistance under the CARES Act and other programs and use any resulting proceeds to make lease payments owed to us; whether we can access agency debt secured by our currently unencumbered multifamily assets in a timely manner, in the amounts we estimate, on reasonable terms or at all; whether estimates of the amounts management believes to be the impact of COVID-19 on our NOI and Adjusted EBITDA are correct; whether the delay in our planned 2020 discretionary operating asset capital expenditures will have any negative impact on our properties or our ability to generate revenue; and whether the allocation of capital to our share repurchase plan has any impact on our share price. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: adverse economic conditions in the Washington, DC metropolitan area, including in relation to COVID-19, the timing of and costs associated with development and property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Cautionary Statement Concerning Forward-Looking Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other periodic reports the Company files with the Securities and Exchange Commission. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date hereof. 2

DISCLOSURES PRO RATA INFORMATION We present certain financial information and metrics in this release “at JBG SMITH Share,” which refers to our ownership percentage of consolidated and unconsolidated assets and liabilities owned through real estate ventures (collectively, “real estate ventures”) as applied to these financial measures and metrics. Financial information “at JBG SMITH Share” is calculated on an asset-by-asset basis by applying our percentage economic interest to each applicable line item of that asset’s financial information. “At JBG SMITH Share” information, which we also refer to as being “at share,” “our pro rata share” or “our share,” is not, and is not intended to be, a presentation in accordance with GAAP. Given that a substantial portion of our assets are held through real estate ventures, we believe this form of presentation, which presents our economic interests in the partially owned entities, provides investors valuable information regarding a significant component of our portfolio, its composition, performance and capitalization. We do not control the unconsolidated real estate ventures and do not have a legal claim to our co-venturers’ share of assets, liabilities, revenue and expenses. The operating agreements of the unconsolidated real estate ventures generally allow each co-venturer to receive cash distributions to the extent there is available cash from operations. The amount of cash each investor receives is based upon specific provisions of each operating agreement and varies depending on certain factors including the amount of capital contributed by each investor and whether any investors are entitled to preferential distributions. With respect to any such third-party arrangement, we would not be in a position to exercise sole decision-making authority regarding the property, real estate venture or other entity, and may, under certain circumstances, be exposed to economic risks not present were a third party not involved. We and our respective co-venturers may each have the right to trigger a buy-sell or forced sale arrangement, which could cause us to sell our interest, or acquire our co-venturers’ interests, or to sell the underlying asset, either on unfavorable terms or at a time when we otherwise would not have initiated such a transaction. Our real estate ventures may be subject to debt, and the repayment or refinancing of such debt may require equity capital calls. To the extent our co-venturers do not meet their obligations to us or our real estate ventures or they act inconsistent with the interests of the real estate venture, we may be adversely affected. Because of these limitations, the non-GAAP “at JBG SMITH Share” financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. MARKET DATA Market data and industry forecasts are used in this Investor Presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information is not assured. We have not independently verified any such information. AMAZON In November 2018, Amazon announced it had selected sites that we own in National Landing as the location of an additional headquarters. In connection with Amazon's new headquarters in National Landing, in February 2019 the Commonwealth of Virginia enacted an incentives bill, which provides tax incentives to Amazon to create a minimum of 25,000 new full-time jobs and potentially 37,850 full-time jobs with average annual wage targets for each calendar year, starting with $150,000 in 2019, and escalating 1.5% per year, in National Landing. Led by state and local governments, we expect more than $5.6 billion of infrastructure and education investments directly benefitting National Landing. These investments include: two new Metro entrances (Crystal Drive and Potomac Yard); a pedestrian bridge to Reagan National Airport; a new commuter rail station located between two of our Crystal Drive office assets; lowering of elevated sections of US Route 1 that currently divide parts of National Landing to create better multimodal access and walkability; and funding for an innovation campus anchored by Virginia Tech. In addition to government infrastructure investments, we expect at least an additional $6.8 billion of investments, including investments by Amazon, JBG SMITH, and Virginia Tech. To date, we have executed leases with Amazon totaling approximately 857,000 square feet at five office buildings in our National Landing portfolio. In March 2019, we executed purchase and sale agreements with Amazon for two of our National Landing development sites, Metropolitan Park and Pen Place, which will serve as the initial phase of new construction associated with Amazon's new headquarters at National Landing. Subject to customary closing conditions, Amazon contracted to acquire these two development sites for an estimated aggregate $293.9 million, or $72.00 per square foot, based on their combined estimated potential development density of up to approximately 4.1 million square feet. In December 2019, Arlington County approved the plans submitted by Amazon to construct two new office buildings, totaling 2.1 million square feet, inclusive of over 50,000 square feet of street-level retail with new shops and restaurants, on the Metropolitan Park land sites. In January 2020, we sold Metropolitan Park to Amazon for $155.0 million, which represented an $11.0 million increase over our previously estimated contract value resulting from 3

DISCLOSURES an increase in the approved development density on the site. In February 2021, Amazon submitted for entitlement approvals the second phase of its new headquarters at Pen Place (2.8 million square feet of office, along with an iconic structure, known as The Helix). The sale of Pen Place to Amazon is expected to close in 2021, subject to customary closing conditions. We are the developer, property manager and retail leasing agent for Amazon's new headquarters at National Landing. In September 2020, Amazon purchased the Residence Inn by Marriott in Pentagon City, immediately adjacent to Pen Place in National Landing from a third party. We include certain statistics in the following slides as outlined in the Memorandum of Understanding (MOU) between Amazon and the Commonwealth of Virginia, executed on November 12, 2018, and that identify the proximity of our portfolio to National Landing: specifically 81% of our portfolio is within a 20-minute commute of National Landing, as calculated on a pre-COVID-19 Monday morning. Approximately 2.1 million square feet of estimated potential development density at Pen Place has been excluded from our portfolio statistics included in this presentation. JOINT VENTURE IN POTOMAC YARD In April 2021, we entered into a real estate venture with institutional investors advised by J.P. Morgan Global Alternatives to design, develop, manage and own approximately 2.0 million square feet of new mixed-use development (1.1 million square feet of office and 900,000 square feet of multifamily) located in Potomac Yard, the southern portion of National Landing. Our venture partner contributed a land site that is entitled for 1.3 million square feet of development it controls at Potomac Yard Landbay F, while we contributed the adjacent land with over 700,000 square feet of development capacity at Potomac Yard Landbay G. In addition to our 50.0% ownership in the venture, we will act as pre-developer, developer, property manager and leasing agent for all future commercial and residential properties on the site. As a result of this transaction, we increased our at share ownership of development rights in the southern portion of National Landing by over 285,000 square feet, increasing our economic ownership interest in this emerging-growth submarket to 79%. We have updated portfolio statistics in this presentation to reflect the impact of this transaction. DEFINITIONS AND RECONCILIATIONS For certain definitions and reconciliations see pages 27-32. IMPACT OF COVID-19 ON OUR NOI AND ADJUSTED EBITDA This presentation includes estimates of the amounts management believes are attributable to the impact of COVID-19 on our NOI and Adjusted EBITDA. Though certain elements of such estimates are quantifiable, these estimates are inherently subjective and we can provide no assurance that such estimates reflect the actual impact of COVID-19 on the measures or that these measures, after such adjustments, reflect what our actual results would have been in the absence of COVID-19. 4

Q1 2021 AND RECENT UPDATES 5 2M+ SF development opportunity in Potomac Yard (JBG SMITH's development rights increased by over 285K SF at share) Commenced construction at 1900 Crystal Drive (808 units + 38K SF of retail) UNDER-CONSTRUCTION PORTFOLIO STRATEGIC JOINT VENTURE IN NATIONAL LANDING Delivered 7900 Wisconsin Avenue(1) (322 units + 20K SF of retail) (1) To be rebranded as 8001 Woodmont.

6 WHY JBG SMITH? JBG SMITH IS WELL POSITIONED TO MAXIMIZE LONG-TERM NAV PER SHARE GROWTH • Target markets represent approximately 18% of the DC metro market •  Similar to the last four recessions, employment in the DC metro area during the COVID-19 pandemic has been more stable than in other gateway markets •  Home to Amazon’s 5M+ SF HQ2 and Virginia Tech's $1B Innovation Campus •  53% of portfolio concentrated in National Landing and 81% located within a 20-minute commute •  Amazon incentivized to create up to 38K new jobs with an expected increase in daytime population of more than 70% •  Smart City initiative in National Landing expected to make it among the first 5G-operable submarkets in the nation •  88.8% leased across our In-service operating portfolio •  Considerable near-term incremental NOI growth from stabilization of seven newly developed assets (five multifamily, 64.9% leased and two commercial, 88.9% leased) •  1900 Crystal Drive (808 units) currently under construction •  5.0M SF Near-Term and 10.0M SF Future Development Pipelines, with strong track record of unlocking value through development, opportunistic asset sales, ground leases, and recapitalizations •  2.8M SF of development completed since our formation in 2017, with an estimated stabilized yield of 6.5% for multifamily assets and 7.0% for commercial assets •  Planned capital recycling of at least $1.5B of non-core assets, including $500M earmarked for marketing in 2021 •  Opportunistically shifting portfolio to majority multifamily over time •  $1.7B of liquidity to execute on growth pipeline HIGH-GROWTH, AMENITY-RICH SUBMARKETS IN DC METRO MARKET SIGNIFICANT DEMAND CATALYSTS IN NATIONAL LANDING SUBSTANTIAL NOI GROWTH THROUGH LEASE-UP OF OPERATING PORTFOLIO EXTENSIVE DEVELOPMENT PIPELINE PROVEN CAPITAL ALLOCATOR WITH ROBUST BALANCE SHEET ! ! ! ! !

WHO WE ARE: CONCENTRATED IN HIGH-GROWTH SUBMARKETS 7 MD VA Washington, DC 20MINUTE COMMUTE TO NATIONAL LANDING Bethesda CBD Reston (O Map) DC Mature RB Corridor National Landing Amazon HQ2 Virginia Tech Innovation Campus Downtown Silver Spring Other MD (O Map) DC Emerging Note: Size of sphere based on square footage and includes Operating, Under-Construction, and Development Pipeline square footage. Target submarkets represent the primary focus of new JBGS investment: National Landing, DC Emerging, Reston Town Center, the Rosslyn-Ballston Corridor (RB Corridor), and Bethesda Central Business District (CBD). 81% OF OUR PORTFOLIO IS WITHIN A 20-MINUTE COMMUTE OF NATIONAL LANDING 4% RB CORRIDOR 53% NATIONAL LANDING 10% RESTON NORTHERN VIRGINIA 2% BETHESDA CBD 6% OTHER MD MARYLAND 20% DC EMERGING 5% DC MATURE WASHINGTON, DC OUR TARGET MARKETS ARE FAST-GROWING AND AMENITY-RICH, REPRESENTING APPROXIMATELY 18% OF THE DC METRO MARKET

RECESSION RESILIENCE VS. OTHER GATEWAY MARKETS 8 -5.0% -4.0% -3.0% -2.0% -1.0% -10.0% -9.0% -8.0% -7.0% -6.0% 0.0% 1.0% Gateway Markets(3) DC Employment Growth (%) 2008-2009 Great Recession 2001-2002 Tech Crash 1990-1992 Recession 2020 COVID-19(2) FROM 2019-2020, FEWER JOB LOSSES IN DC THAN OTHER GATEWAYS AND, AS OF Q121, DC IS APPROACHING 95% OF PRE-PANDEMIC EMPLOYMENT LEVELS(1) Source: Bureau of Labor Statistics (1) March 2021 employment in DC is 94.4% of March 2020 employment versus 90.9% for other Gateway Markets. (2) Reflects non-farm annual average employment growth between 2019 and 2020. (3) Gateway Markets comprise the New York City metro, Boston metro, and San Francisco metro areas. -1.7% -5.9% 0.3% -1.3% -4.0% -9.6% -3.3% -2.4%

MIGRATION TREND VS. OTHER GATEWAY MARKETS 9 New York San Francisco Boston DC(2) Increase in Change of Address Requests from the Urban Core (%) 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% OUT-OF-CITY MIGRATION INCREASE (2019-2020)(1) 21.7% 105.4% Source: Goldman Sachs, USPS (1)  Moves are defined as permanent change of address requests according to USPS. The annual increase shown is for the period from March-December 2019 vs. March-December 2020. (2) DC’s urban core includes Arlington, VA. WITH RELATIVELY LOW LEVELS OF OUT-OF-CITY MIGRATION, DC MULTIFAMILY SHOULD RECOVER FASTER THAN OTHER GATEWAYS 80.2% 19.9%

MULTIFAMILY RECESSION RESILIENCE VS. OTHER GATEWAY MARKETS 10 MORE MODEST DECLINES IN DC ASKING RENT THAN OTHER GATEWAYS, WHILE MAINTAINING OCCUPANCY CONSISTENT WITH PRE-PANDEMIC LEVELS (Q120) Rent Growth (%) Occupancy Change (%) -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% -12.0% 2.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% -12.0% 2.0% Gateway Markets(1) DC Rent Growth (%) Occupancy Change (%) -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% -12.0% 2.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% -12.0% 2.0% Gateway Markets(1) DC RENT GROWTH OCCUPANCY CHANGE -7.7% -1.2% -10.5% -1.2% Source: Apartment List (1) Gateway Markets comprise the New York City metro, Boston metro, and San Francisco metro areas. Q419 - Q420 Q120 - Q121 Q419 - Q420 Q120 - Q121 -6.5% -8.7% -0.1% 0.0%

OFFICE RECESSION RESILIENCE VS. OTHER GATEWAY MARKETS 11 Rent Growth (%) Occupancy Change (%) -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% Gateway Markets(1) DC Rent Growth (%) Occupancy Change (%) -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% Gateway Markets(1) DC RENT GROWTH OCCUPANCY CHANGE -0.0% -2.5% -0.9% -4.5% Source: JLL (1) Gateway Markets comprise the New York City metro, Boston metro, and San Francisco metro areas. The above graphs reflect 'direct' metrics. ASKING RENTS IN DC HAVE BEEN FLAT SINCE THE START OF THE PANDEMIC AND OCCUPANCY HAS REMAINED MORE STABLE THAN OTHER GATEWAYS Q419 - Q420 Q120 - Q121 Q419 - Q420 Q120 - Q121 0.1% -4.3% -3.8% -5.5%

12 DEMAND CATALYSTS IN NATIONAL LANDING: AMAZON HQ2 AND VIRGINIA TECH AMAZON HIRING INCENTIVES EXPECTED INCREASE IN DAYTIME POPULATION TOTAL PUBLIC AND PRIVATE INVESTMENT JBGS DEVELOPMENT PIPELINE 38K JOBS 70% $12B 7.2M SF WASHINGTON HOUSING CONSERVANCY + AMAZON New Metro Entrance New Metro Station Route 1 to Grade New Rail Station and Airport Pedestrian Bridge Virginia Tech Innovation Campus REAGAN NATIONAL AIRPORT ARLINGTON ALEXANDRIA AMAZON HQ2 JBGS OPERATING JBGS DEVELOPMENT PIPELINE NATIONAL LANDING INFRASTRUCTURE/EDUCATION (STATE- AND LOCAL-FUNDED) WASHINGTON HOUSING CONSERVANCY + AMAZON

DEMAND CATALYSTS IN NATIONAL LANDING: GROWTH TIMELINE 13 AMAZON JOB GROWTH AND MAJOR MILESTONES(1) Amazon Hiring Ramp (3) Year End 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2019 2020 2018 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 POTENTIAL TO START UP TO 2,545 NEW MULTIFAMILY UNITS OVER THE NEXT THREE YEARS TO MEET MARKET DEMAND (1) Dates reflect JBG SMITH’s estimate of third-party investment in National Landing. (2) The office component of 1770 Crystal Drive is 100% leased to Amazon. (3) Represents cumulative anticipated job growth, including potential Phase Two hiring. Amazon HQ2 Virginia Tech Innovation Campus Infrastructure Investments JBG SMITH Multifamily Development Opportunities Initial occupancy of leased assets Delivery of Metropolitan Park (2.1M SF of office) Campus opened in temporary space Construction start of new VRE station and Route 1 to grade Construction start of pedestrian bridge to DCA Construction start 3/31/21 Construction start of new Metro entrance at Crystal Drive Construction start of 1900 Crystal Drive (808 units) 1st leased new delivery (1770 Crystal Drive)(2) Pen Place entitlement submission (2.8M SF of office + The Helix) Potential development of 2,545 multifamily units

DEMAND CATALYSTS IN NATIONAL LANDING: SEATTLE CASE STUDY 14 NATIONAL LANDING POISED TO BENEFIT FROM DRAMATIC OFFICE AND MULTIFAMILY RENT GROWTH, SIMILAR TO SOUTH LAKE UNION Note: Reflects data from Q4 2010 to Q1 2020. Rent growth is calculated quarterly then annualized. (1) Source: JLL; reflects market performance in South Lake Union. (2) Average direct asking rent. (3) Source: CoStar; based on 1.0-mile radius around Amazon HQ in South Lake Union. (4) Includes buildings that are market-rate only. (5) Reflects asking rents of newly delivered buildings throughout the full year in 2010 and Q1 2020. (1) AMAZON ADDED OVER 50,000 JOBS IN SEATTLE AFTER MOVING TO SOUTH LAKE UNION 2010 2020 (Pre-Covid) Growth OFFICE MARKET GROWTH(1) Total Inventory (SF) 5,932,963 10,959,021 5,026,058 Total Occupied Inventory (SF) 4,685,871 10,060,381 5,374,510 Overall Rent ($/SF)(2) $34 $58 6.0% MULTIFAMILY MARKET GROWTH(3) Total Inventory (Units)(4) 18,704 33,512 14,808 Total Existing Supply Built Pre-2010 ($/SF/Month) $1.91 $2.79 4.2% New Development(5) Starting Rent ($/SF/Month) $2.67 $3.88 4.1%

15 DEMAND CATALYSTS IN NATIONAL LANDING: VIRGINIA TECH INNOVATION CAMPUS FIRST VIRTUAL CLASSES EXPECTED PHASE I OCCUPANCY ANTICIPATED VIRGINIA TECH INVESTMENT AT BUILDOUT INITIAL SF DEDICATED TO VIRGINIA TECH EXPECTED ANNUAL STEM MASTER'S DEGREES 2020 2024 $1B 675K SF 750 Potomac Yard Landbay G and H Potomac River REAGAN NATIONAL AIRPORT New Metro Station ARLINGTON ALEXANDRIA AMAZON HQ2 JBGS DEVELOPMENT PIPELINE (POTOMAC YARD) Potomac Yard Landbay F - East Virginia Tech Innovation Campus

DEMAND CATALYSTS IN NATIONAL LANDING: SMART CITY INITIATIVE 16 ACCELERATE 5G ROLLOUT AND OTHER CONNECTIVITY ENHANCEMENTS WITH BEST-IN-CLASS TECHNICAL PARTNERS

SUBSTANTIAL GROWTH OPPORTUNITY: OPERATING PORTFOLIO 17 EXISTING OPERATING PORTFOLIO POISED TO BENEFIT FROM NATIONAL LANDING GROWTH CATALYSTS OPERATING PORTFOLIO HIGHLIGHTS commercial portfolio 11.4M SF multifamily portfolio 5,999 units weighted average lease term (5.0 years in National Landing) 5.9 years leased across our In-service portfolio 88.8% annualized NOI in Q1 2021 ($49.5M annualized COVID-19 impact)(1) $322.2M (1) Represents $12.4M decline in NOI for the three months ended March 31, 2021 that management believes to be attributable to the COVID-19 pandemic multiplied by four. Primarily driven by rent deferrals and reserves for credit losses, declines in same store multifamily NOI, parking revenue, and the Crystal City Marriott. Other VA 15% National Landing (VA) 56% DC 23% MD 6% Commercial 78% Multifamily 22% National Landing 56% Q1 2021 NOI BY REGION Q1 2021 NOI BY USE Other VA 15% National Landing (VA) 56% DC 23% MD 6% Commercial 78% Multifamily 22% National Landing 56% of commercial leases executed in Q1 2021 344K SF

SUBSTANTIAL GROWTH OPPORTUNITY: NEWLY DEVELOPED ASSETS IN LEASE-UP 18 (1) Excludes 7900 Wisconsin Avenue. (2) To be rebranded as 8001 Woodmont. SUBMARKET: COMPLETION: OWNERSHIP: LEASED %: 7900 Wisconsin Avenue(2) Bethesda CBD Q1 2021 50.0% N/A 900 and 901 W Street U Street/ Shaw Q4 2019 100% 60.1% 1900 N Street DC CBD Q4 2019 55.0% 74.1% The Wren U Street/ Shaw Q2 2020 96.1% 71.8% 4747 Bethesda Avenue Bethesda CBD Q4 2019 100% 96.1% MULTIFAMILY WEIGHTED AVG. % LEASED: 64.9%(1) COMMERCIAL WEIGHTED AVG. % LEASED: 88.9% + Multifamily like-kind exchange with Pen Place land sale, which is expected to close in 2021 SIGNIFICANT NEAR-TERM NOI GROWTH ANTICIPATED BY YEAR END 2022, DRIVEN BY STABILIZATION OF 7 NEWLY DEVELOPED ASSETS West Half Ballpark/ Southeast Q3 2019 100% 62.0%

19 SUBSTANTIAL GROWTH OPPORTUNITY: 1900 CRYSTAL DRIVE MULTIFAMILY UNITS IN TWO BUILDINGS NEW AMENITY RETAIL ESTIMATED INCREMENTAL INVESTMENT ESTIMATED STABILIZED NOI ESTIMATED INITIAL COMPLETION DATE 808 38K+ SF $346M $23M 1H 2024

20 SUBSTANTIAL GROWTH OPPORTUNITY: JOINT VENTURE IN NATIONAL LANDING AS A RESULT OF THIS VENTURE, WE CONTROL 2M+ SF OF MIXED-USE DEVELOPMENT ADJACENT TO VIRGINA TECH'S INNOVATION CAMPUS Potomac Yard Landbay G (JBGS Contribution) Potomac River REAGAN NATIONAL AIRPORT New Metro Station ARLINGTON ALEXANDRIA AMAZON HQ2 JBGS DEVELOPMENT PIPELINE (POTOMAC YARD) Potomac Yard Landbay F - East (Venture Partner Contribution) Virginia Tech Innovation Campus Potomac Yard Landbay H JOINT VENTURE PARCELS INCREASED OUR DEVELOPMENT DENSITY BY OVER 285K SF; 210K SF OF NEAR-TERM MULTIFAMILY DEVELOPMENT

SUBSTANTIAL GROWTH OPPORTUNITY: DEVELOPMENT PIPELINE 21 EXTENSIVE 15M SF DEVELOPMENT PIPELINE — 73% MULTIFAMILY IN ADDITION TO DEVELOPMENT, WE MAY UNLOCK VALUE THROUGH OPPORTUNISTIC ASSET SALES, GROUND LEASES, AND RECAPITALIZATIONS Oce 27% Near-Term Development 5.0M SF Multifamily 73% DEVELOPMENT PIPELINE COMPOSITION HOW ARE WE HARVESTING VALUE? Near-Term Development Pipeline could commence construction in the next three years (2,545 multifamily units in National Landing sequenced to meet Virginia Tech and Amazon-driven demand) 5.0M SF Future Development Pipeline, for which we are furthering entitlements 10.0M SF

SUBSTANTIAL GROWTH OPPORTUNITY: SHIFTING PORTFOLIO MIX 22 - 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 18,000,000 July 2017 Q3 2020 Square Footage Operating Commercial Operating Multifamily OPPORTUNISTICALLY SHIFT PORTFOLIO TO MAJORITY MULTIFAMILY OVER TIME 3 Acquire new multifamily units or development opportunities in target high-growth submarkets 1 Sell or recapitalize at least $1.5B of non-core assets 2 Embedded growth via our 15.0M SF Development Pipeline, of which 73% is multifamily HOW DO WE INTEND TO ACHIEVE THIS GOAL? PORTFOLIO MIX Q3 2017 2017 2020 77% 69% 23% 31% Q1 2021 2017 2020 77% 69% 23% 31% FUTURE 2017 future 77% 23% <50% At least 50%

CAPITAL ALLOCATION 23 SINCE INCEPTION, WE HAVE SOLD OR RECAPITALIZED NEARLY $1.6B OF ASSETS AT OR ABOVE NAV 3 New investments will be balanced with maintaining liquidity and prudent leverage Continued focus on office dispositions and monetizing land through ground leases to third parties 2 1 Planned capital recycling of at least $1.5B of non-core assets CAPITAL RECYCLING ACTIVITY FUTURE CAPITAL RECYCLING EFFORTS Sales ($M) Spin - Q3 2020 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 $1.6B DC Office Suburban/ Non-Core Office Non-Income Producing Land(1) (1) Includes land held for sale (Pen Place).

ROBUST BALANCE SHEET 24 $1.7B OF LIQUIDITY TO WITHSTAND HEADWINDS AND CAPITALIZE ON INVESTMENT OPPORTUNITIES (1) In April 2021, the mortgage loan secured by L’Enfant Plaza, our only 2021 maturity, was extended to 2023. (2) Total Enterprise Value is based on closing price per share of $31.79 as of March 31, 2021. (3)  Adjusting for estimates of amounts management believes to be attributable to the pandemic, we believe our Net Debt/Annualized Adjusted EBITDA would have been 5.8x. DEBT MATURITY SCHEDULE(1) TOTAL ENTERPRISE VALUE Net Debt/Total Enterprise Value: 31.9%(2) Net Debt/Annualized Adjusted EBITDA: 6.8x(3) Fixed Rate Debt: 58.6% Secured Debt: 83.4% LEVERAGE METRICS balance sheet Secured Debt 26.5% Term Loan 5.4% Equity 68.1% Cash: $223.1M Undrawn Credit Facility: $1B Estimated Multifamily Borrowing Capacity: $510M TOTAL LIQUIDITY OF $1.7B Secured Debt (Pro Rata Share) Drawn Term Loans 2021 2022 2023 2024 2025 2026 2027 2028 + $238M $280M $130M $680M $41M $253M $200M $200M $0 M $385M Weighted Avg. Cost of Debt: 3.2%

ATTRACTIVE ENTRY POINT INTO JBG SMITH 25 (17.7%) (23.8%) 14.3% JBG Smith Share Price Performance vs. Oce and Multifamily Sector Peers From November 13, 2018 – March [XX], 2021 Cumulative Performance vs. Oce and Multifamily Peers Notes: 1. Includes BXP, DEI, ESRT, KRC, PGRE, SLG, VNO, WRE 2. Includes AVB, CPT, EQR, MAA, UDR JBGS Oce Peers Multifamily Peers (1) (2) Source: SNL Financial 2/21/2020: COVID-19 continues to spread outside of China triggering sharp global equity market declines 4/15/2019: JBGS completes follow-on equity o£ering for $472M ($42/share) 11/13/2018: Amazon announces its HQ2 will be located in National Landing (50.0%) (30.0%) (10.0%) 10.0% 30.0% Nov-18 Mar-19 Jul-19 Nov-19 Mar-20 Jul-20 Nov-20 Mar-21 SIGNIFICANT UPSIDE POTENTIAL FROM NEAR-TERM NOI GROWTH, RECESSION- RESISTANT DEMAND CATALYSTS, AND SHIFTING PORTFOLIO MIX TO MULTIFAMILY Source: SNL Financial (through 03/31/21) (1) Includes BXP, DEI, ESRT, KRC, PGRE, SLG, VNO, WRE. (2) Includes AVB, CPT, EQR, MAA, UDR. JBG SMITH SHARE PRICE PERFORMANCE VS. OFFICE AND MULTIFAMILY SECTOR PEERS

APPENDIX

DISCLOSURES 27 DEFINITIONS DEVELOPMENT PIPELINE “Development Pipeline” refers to the Near-Term Development and Future Development Pipelines. EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA"), EBITDA FOR REAL ESTATE ("EBITDARE") AND "ADJUSTED EBITDA" Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), EBITDA for Real Estate ("EBITDAre") and "Adjusted EBITDA" are non-GAAP financial measures. EBITDA and EBITDAre are used by management as supplemental operating performance measures, which we believe help investors and lenders meaningfully evaluate and compare our operating performance from period-to-period by removing from our operating results the impact of our capital structure (primarily interest charges from our outstanding debt and the impact of our interest rate swaps) and certain non-cash expenses (primarily depreciation and amortization on our assets). EBITDAre is computed in accordance with the definition established by NAREIT. NAREIT defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, gains and losses on sales of real estate and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, including our share of such adjustments of unconsolidated real estate ventures. These supplemental measures may help investors and lenders understand our ability to incur and service debt and to make capital expenditures. EBITDA and EBITDAre are not substitutes for net income (loss) (computed in accordance with GAAP) and may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA represents EBITDAre adjusted for items we believe are not representative of ongoing operating results, such as transaction and other costs, impairment write-downs of right-of-use assets associated with leases in which we are a lessee, gain (loss) on the extinguishment of debt, earnings (losses) and distributions in excess of our investment in unconsolidated real estate ventures, lease liability adjustments and share-based compensation expense related to the Formation Transaction and special equity awards. We believe that adjusting such items not considered part of our comparable operations, provides a meaningful measure to evaluate and compare our performance from period-to-period. Because EBITDA, EBITDAre and Adjusted EBITDA have limitations as analytical tools, we use EBITDA, EBITDAre and Adjusted EBITDA to supplement GAAP financial measures. Additionally, we believe that users of these measures should consider EBITDA, EBITDAre and Adjusted EBITDA in conjunction with net income (loss) and other GAAP measures in understanding our operating results. A reconciliation of net income (loss) to EBITDA, EBITDAre and Adjusted EBITDA is presented on page 31. ESTIMATED INCREMENTAL INVESTMENT "Estimated incremental investment" means management's estimate of the remaining cost to be incurred in connection with the development of an asset as of March 31, 2021, including all remaining acquisition costs, hard costs, soft costs, tenant improvements (excluding free rent converted to tenant improvement allowances), leasing costs and other similar costs to develop and stabilize the asset but excluding any financing costs and ground rent expenses. Actual incremental investment may differ substantially from our estimates due to numerous factors, including unanticipated expenses, delays in the estimated start and/or completion date, changes in design and other contingencies. ESTIMATED POTENTIAL DEVELOPMENT DENSITY "Estimated potential development density" reflects management's estimate of developable gross square feet based on our current business plans with respect to real estate owned or controlled as of March 31, 2021. Our current business plans may contemplate development of less than the maximum potential development density for individual assets. As market conditions change, our business plans, and therefore, the Estimated Potential Development Density, could change accordingly. Given timing, zoning requirements and other factors, we make no assurance that estimated potential development density amounts will become actual density to the extent we complete development of assets for which we have made such estimates. ESTIMATED TOTAL INVESTMENT "Estimated total investment" means, with respect to the development of an asset, the sum of the historical cost in such asset and the estimated incremental investment for such asset. Actual total investment may differ substantially from our estimates due to numerous factors, including unanticipated expenses, delays in the estimated start and/or completion date, changes in design and other contingencies.

DISCLOSURES 28 DEFINITIONS ESTIMATED TOTAL PROJECT COST "Estimated total project cost" is estimated total investment excluding purchase price allocation adjustments recognized as a result of the Formation Transaction. Actual total project cost may differ substantially from our estimates due to numerous factors, including unanticipated expenses, delays in the estimated start and/ or completion date, changes in design and other contingencies. FORMATION TRANSACTION “Formation Transaction” refers collectively to the spin-off on July 17, 2017 of substantially all of the assets and liabilities of Vornado Realty Trust’s Washington, DC segment, which operated as Vornado / Charles E. Smith, and the acquisition of the management business and certain assets and liabilities of The JBG Companies. FREE RENT “Free rent” means the amount of base rent and tenant reimbursements that are abated according to the applicable lease agreement(s). FUTURE DEVELOPMENT PIPELINE “Future Development Pipeline” refers to assets that are development opportunities on which we do not intend to commence construction within the next three years where we (i) own land or control the land through a ground lease or (ii) are under a long-term conditional contract to purchase, or enter into a leasehold interest with respect to land. GAAP "GAAP" means accounting principles generally accepted in the United States. HISTORICAL COST “Historical cost” is a non-GAAP measure which includes the total historical cost incurred by JBG SMITH with respect to the development of an asset, including any acquisition costs, hard costs, soft costs, tenant improvements (excluding free rent converted to tenant improvement allowances), leasing costs and other similar costs, but excluding any financing costs and ground rent expenses incurred as of March 31, 2021. IN-SERVICE “In-service” refers to commercial or multifamily assets that are at or above 90% leased or have been operating and collecting rent for more than 12 months as of March 31, 2021. JBG SMITH SHARE "JBG SMITH share" refers to our ownership percentage of consolidated and unconsolidated assets in real estate ventures. LIQUIDITY "liquidity” refers to the sum of cash, undrawn amounts available under our credit facility and management’s estimated borrowing capacity on our unencumbered multifamily assets. We can provide no assurance that we would be successful in securing the proceeds of such potential borrowing capacity on attractive terms or at all. The way we calculate liquidity is not comparable to the liquidity measures presented by other companies. METRO-SERVED “Metro-served” means locations, submarkets or assets that are within walking distance of a Metro station, defined as being within 0.5 miles of an existing or planned Metro station.

DEFINITIONS 29 NEAR-TERM DEVELOPMENT PIPELINE "Near-term Development Pipeline" refers to select assets that have the potential to commence construction over the next three years, subject to receipt of full entitlements, completion of design and market conditions. NET OPERATING INCOME ("NOI"), "ANNUALIZED NOI", "ESTIMATED STABILIZED NOI" AND "PROJECTED NOI YIELD" Net Operating Income ("NOI"), "Annualized NOI", "Estimated Stabilized NOI" and "Projected NOI Yield" are non-GAAP financial measures management uses to assess a segment's performance. The most directly comparable GAAP measure is net income (loss) attributable to common shareholders. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only property related revenue (which includes base rent, tenant reimbursements and other operating revenue, net of free rent and payments associated with assumed lease liabilities) less operating expenses and ground rent, if applicable. NOI also excludes deferred rent, related party management fees, interest expense, and certain other non-cash adjustments, including the accretion of acquired below-market leases and the amortization of acquired above-market leases and below-market ground lease intangibles. Management uses NOI as a supplemental performance measure of our assets and believes it provides useful information to investors because it reflects only those revenue and expense items that are incurred at the asset level, excluding non-cash items. In addition, NOI is considered by many in the real estate industry to be a useful starting point for determining the value of a real estate asset or group of assets. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our assets that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our assets, all of which have real economic effect and could materially impact the financial performance of our assets, the utility of NOI as a measure of the operating performance of our assets is limited. NOI presented by us may not be comparable to NOI reported by other REITs that define these measures differently. We believe to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income (loss) attributable to common shareholders as presented in our financial statements. NOI should not be considered as an alternative to net income (loss) attributable to common shareholders as an indication of our performance or to cash flows as a measure of liquidity or our ability to make distributions. Annualized NOI, for all assets except Crystal City Marriott, represents NOI for the three months ended March 31, 2021 multiplied by four. Due to seasonality in the hospitality business, annualized NOI for Crystal City Marriott represents the trailing 12 month NOI as of March 31, 2021. Management believes Annualized NOI provides useful information in understanding our financial performance over a 12 month period, however, investors and other users are cautioned against attributing undue certainty to our calculation of Annualized NOI. Actual NOI for any 12 month period will depend on a number of factors beyond our ability to control or predict, including general capital markets and economic conditions, any bankruptcy, insolvency, default or other failure to pay rent by one or more of our tenants and the destruction of one or more of our assets due to terrorist attack, natural disaster or other casualty, among others. We do not undertake any obligation to update our calculation to reflect events or circumstances occurring after the date of this earnings release. There can be no assurance that the annualized NOI shown will reflect our actual results of operations over any 12 month period. This Investor Package also contains management's estimate of stabilized NOI and projections of NOI yield for Under-Construction and Near-Term Development Pipeline assets, which are based on management's estimates of property-related revenue and operating expenses for each asset. These estimates are inherently uncertain and represent management's plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The property-related revenues and operating expenses for our assets may differ materially from the estimates included in this Investor Package. Management's projections of NOI yield are not projections of our overall financial performance or cash flow, and there can be no assurance that the projected NOI yield set forth in this Investor Package will be achieved. Projected NOI yield means our estimated stabilized NOI reported as a percentage of (i) estimated total project costs, (ii) estimated total investment and (iii) estimated incremental investment. Actual initial full year stabilized NOI yield may vary from the projected NOI yield based on the actual incremental investment to complete the asset and its actual initial full year stabilized NOI, and there can be no assurance that we will achieve the projected NOI yields described in this Investor Package. We do not provide reconciliations for non-GAAP estimates on a future basis, including estimated stabilized NOI because we are unable to provide a meaningful or accurate calculation or estimate of reconciling items and the information is not available without unreasonable effort. This inability is due to the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income (loss). Additionally, no reconciliation of projected NOI yield to the most

DEFINITIONS 30 directly comparable GAAP measure is included in this Investor Package because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP financial measures without unreasonable efforts because such data is not currently available or cannot be currently estimated with confidence. Accordingly, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. NON-SAME STORE “Non-same store” refers to all operating assets excluded from the same store pool. PERCENT LEASED “Percent leased” is based on leases signed as of March 31, 2021, and is calculated as total rentable square feet less rentable square feet available for lease divided by total rentable square feet expressed as a percentage. Out-of-service square feet are excluded from this calculation. PERCENT PRE-LEASED “Percent pre-leased” is based on leases signed as of March 31, 2021, and is calculated as the estimated rentable square feet leased divided by estimated total rentable square feet expressed as a percentage. PERCENT OCCUPIED “Percent occupied” is based on occupied rentable square feet/units as of March 31, 2021, and is calculated as (i) for office and retail space, total rentable square feet less unoccupied square feet divided by total rentable square feet, (ii) for multifamily space, total units less unoccupied units divided by total units, expressed as a percentage. Out-of-service square feet and units are excluded from this calculation. RECENTLY DELIVERED “Recently delivered” refers to commercial and multifamily assets that are below 90% leased and have been delivered within the 12 months ended March 31, 2021. SAME STORE “Same store” refers to the pool of assets that were In-Service for the entirety of both periods being compared, except for assets for which significant redevelopment, renovation, or repositioning occurred during either of the periods being compared. SQUARE FEET OR "SF" “Square feet” or “SF” refers to the area that can be rented to tenants, defined as (i) for commercial assets, rentable square footage defined in the current lease and for vacant space the rentable square footage defined in the previous lease for that space, (ii) for multifamily assets, management's estimate of approximate rentable square feet, (iii) for Under-Construction assets, management's estimate of approximate rentable square feet based on current design plans as of March 31, 2021, and (iv) for Near-Term and Future Development Pipeline assets, management's estimate of developable gross square feet based on its current business plans with respect to real estate owned or controlled as of March 31, 2021. TRANSACTION AND OTHER COSTS “Transaction and other costs” include fees and expenses incurred for the relocation of our corporate headquarters, demolition costs, integration and severance costs, pursuit costs related to other completed, potential and pursued transactions, as well as other expenses. UNDER-CONSTRUCTION “Under-construction” refers to assets that were under construction during the three months ended March 31, 2021.

DISCLOSURES 31 EBITDA, EBITDAre AND ADJUSTED EBITDA (NON-GAAP) (UNAUDITED) Note: All EBITDA measures as shown above are attributable to common limited partnership units (“OP Units”). (1) Interest expense includes the amortization of deferred financing costs and the ineffective portion of any interest rate swaps or caps, net of capitalized interest. (2) Includes demolition costs, integration and severance costs, pursuit costs related to other completed, potential and pursued transactions, as well as other expenses. For the three months ended March 31, 2021, excludes $1.1 million of transaction costs attributable to noncontrolling interests. For the three months ended March 31, 2020, includes a charitable commitment of $4.0 million to the Washington Housing Conservancy, a non-profit that acquires and owns affordable workforce housing in the Washington DC metropolitan area. (3) Quarterly adjusted EBITDA is annualized by multiplying by four calculated using the Net Debt below. (4) During the first quarter, Adjusted EBITDA increased 8.4% to $79.7 million as compared to the first quarter of 2020. We believe Adjusted EBITDA was negatively impacted by $12.4 million attributable to the COVID-19 pandemic, comprising $2.9 million of reserves and rent deferrals for office and retail tenants, a $4.8 million decline in NOI in our same store multifamily assets, a $4.1 million decline in parking revenue and a $0.6 million decline in NOI from the Crystal City Marriott. Adjusting for the impact of COVID-19, we believe our Net Debt to Annualized Adjusted EBITDA would have been 5.8x for the three months ended March 31, 2021. (5) Net of premium/discount and deferred financing costs. dollars in thousands Three Months Ended March 31,  2021 2020 EBITDA, EBITDAre and Adjusted EBITDA Net income (loss) $ (24,069) $ 48,175 Depreciation and amortization expense 64,726 48,489 Interest expense (1) 16,296 12,005 Income tax expense (benefit) 4,315 (2,345) Unconsolidated real estate ventures allocated share of above adjustments 10,164 10,837 EBITDA attributable to noncontrolling interests 1,071 3 EBITDA $ 72,503 $ 117,164 Gain on sale of real estate — (59,477) EBITDAre $ 72,503 $ 57,687 Transaction and other costs (2) 2,582 5,309 Loss on extinguishment of debt — 33 Share-based compensation related to Formation Transaction and special equity awards 4,945 9,441 Earnings (losses) and distributions in excess of our investment in unconsolidated real estate venture (330) 374 Unconsolidated real estate ventures allocated share of above adjustments 31 718 Adjusted EBITDA $ 79,731 $ 73,562 Net Debt to Annualized Adjusted EBITDA (3) (4) 6.8x 6.2x March 31, 2021 March 31, 2020 Net Debt (at JBG SMITH Share) Consolidated indebtedness (5) $ 1,979,208 $ 1,784,353 Unconsolidated indebtedness (5) 401,389 339,227 Total consolidated and unconsolidated indebtedness 2,380,597 2,123,580 Less: cash and cash equivalents 223,142 306,988 Net Debt (at JBG SMITH Share) $ 2,157,455 $ 1,816,592

DISCLOSURES 32 NOI RECONCILIATIONS (NON-GAAP) (UNAUDITED) (1) Adjustment to exclude straight-line rent, above/below market lease amortization and lease incentive amortization. (2) Adjustment to include other revenue and payments associated with assumed lease liabilities related to operating properties and to exclude commercial lease termination revenue and allocated corporate general and administrative expenses to operating properties. (3) Includes the results of our Under-Construction assets, and Near-Term and Future Development Pipelines. (4) During the first quarter, NOI for our operating portfolio decreased 3.1% to $80.8 million as compared to the first quarter of 2020. We believe NOI was negatively impacted by $12.4 million attributable to the COVID-19 pandemic, comprising $2.9 million of reserves and rent deferrals for office and retail tenants, a $4.8 million decline in NOI in our same store multifamily assets, a $4.1 million decline in parking revenue and a $0.6 million decline in NOI from the Crystal City Marriott. (5) Includes the results of properties that were not In-Service for the entirety of both periods being compared and properties for which significant redevelopment, renovation or repositioning occurred during either of the periods being compared. (6) Includes the results of the properties that are owned, operated and In-Service for the entirety of both periods being compared. dollars in thousands Three Months Ended March 31, 2021 2020 Net income (loss) attributable to common shareholders $ (20,731) $ 42,925 Add:           Depreciation and amortization expense   64,726   48,489 General and administrative expense:           Corporate and other   12,475   13,176 Third-party real estate services   28,936   28,814 Share-based compensation related to Formation Transaction and special equity awards   4,945   9,441 Transaction and other costs   3,690   5,309 Interest expense   16,296   12,005 Loss on extinguishment of debt   —   33 Income tax expense (benefit)   4,315   (2,345) Net income (loss) attributable to redeemable noncontrolling interests   (2,230)   5,250 Net loss attributable to noncontrolling interests (1,108) — Less:           Third-party real estate services, including reimbursements revenue   38,107   29,716 Other revenue   2,186   1,630 Loss from unconsolidated real estate ventures, net   (943)   (2,692) Interest and other income, net   9   907 Gain on sale of real estate   —   59,477 Consolidated NOI   71,955   74,059 NOI attributable to unconsolidated real estate ventures at our share   7,512   8,588 Non-cash rent adjustments (1)   (4,765)   (3,545) Other adjustments (2)   4,738   2,834 Total adjustments   7,485   7,877 NOI $ 79,440 $ 81,936 Less: out-of-service NOI loss (3)   (1,361)   (1,427) Operating Portfolio NOI (4) $ 80,801 $ 83,363 Non-same store NOI (5)   4,921   (192) Same store NOI (6) $ 75,880 $ 83,555 Change in same store NOI (9.2)% Number of properties in same store pool 56